Exhibit 10.8*
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                                                           EXECUTION VERSION


                       AMENDMENT NO. 3 AND CONSENT
                TO REVOLVING CREDIT AND SECURITY AGREEMENT
                ------------------------------------------


     THIS AMENDMENT NO. 3 AND CONSENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of November 1, 2002, between MasTec, Inc., a Florida corporation ("MasTec"), certain of the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders") and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                             Recitals:


     The Borrowers, the Lenders and the Administrative Agent are parties to a Revolving Credit and Security Agreement dated as of January 22, 2002, as amended by an Assumption and Amendment Agreement dated as of February 7, 2002 and an Amendment No. 2 dated as of October 25, 2002 (as amended and in effect, the "Loan Agreement"), pursuant to which Lenders have made certain revolving credit loans and letter of credit accommodations to the Borrowers.

     The Borrowers have requested that the Lenders permit the creation of certain Liens on the Collateral, amend the Loan Agreement in certain other respects and consent to the proposed sale by MasTec of its Miami, Florida headquarters. To induce the Lenders to do so, the Borrowers have agreed to execute and deliver and to perform its obligations under this Amendment.

     Upon the terms and subject to the conditions hereinafter set forth, the Lenders have agreed so to amend the Loan Agreement and to grant such consent.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement (Phase I). Subject to the provisions of Section 5(a) of this Amendment, the Loan Agreement is hereby amended by:

     (a) amending the definition "Fixed Charge Coverage Ratio" appearing in
Section 1.1 of the Loan Agreement by adding the following proviso immediately prior to the period at the end thereof:

          and, provided, further, that Capital Expenditures made by the Borrowers during such period in connection with the implementation of the Borrowers' Oracle management information systems (the "Oracle Capex") shall be excluded from the calculation of Capital Expenditures for such period in determining the Fixed Charge Coverage Ratio, to the extent that (a) the aggregate amount of Oracle Capex so excluded during any period ending on or prior to December 31, 2002 does not exceed the lesser of (i) the actual amount of Oracle Capex made by the Borrowers during such period and (ii) $5,000,000, and (b) the amount of Oracle Capex so excluded during any period ending after December 31, 2002 and on or prior to December 31, 2003 does not exceed the lesser of (i) the actual amount of Oracle Capex made by the Borrowers during such period and (ii) $10,000,000. For the avoidance of doubt, there will be no Oracle Capex exclusions for periods ending after December 31, 2003.

     (b) amending Section 10.5 by redesignating clauses (d) and (e) thereof as new clauses (e) and (f), respectively, and inserting a new clause (d) thereof to read as follows:

          (d) with respect to any surety that has issued a payment or performance bond for the benefit of one or more Borrowers, (i) such surety's decision to cease considering requests by any Borrower for the issuance of bonds generally, to the extent MasTec has knowledge thereof,
     (ii) such surety's decision to take possession or control of the work under any bonded contract in order to complete such bonded contract,
     (iii) the making of any payment by such surety pursuant to a bond, and
     (iv) any amendment to the indemnity agreement or any other agreement in effect at any time between such surety and one or more Borrowers relating to the issuance of bonds, together with a copy of such amendment,

     3. Amendments to Loan Agreement (Phase II). Subject to the provisions of Section 5(b) of this Amendment, the Loan Agreement is hereby further amended by:

     (a) amending Section 1.1 of the Loan Agreement by adding thereto the following new definitions in appropriate alphabetical order:

          "Crum & Forster Intercreditor Agreement" means the Intercreditor Agreement dated on or about the Phase II Effective Date between the Crum & Forster Sureties and the Administrative Agent and acknowledged by the Borrowers.

          "Crum & Forster Sureties" means, collectively, United States Fire Insurance Company, The North River Insurance Company, TIG Insurance Company and Lombard General Insurance Company of Canada.

          "Phase II Effective Date" means the date on which Section 3 of Amendment No. 3 to this Agreement dated as of November 1, 2002, between the Borrowers, the Lenders and the Administrative Agent shall have become effective in accordance with its terms.

     (b) amending Section 11.11 of the Loan Agreement by redesignating clause (iii) thereof as clause (iv) and inserting a new clause (iii) thereof to read as follows:

          (iii) the Crum & Forster Intercreditor Agreement or, in any manner that could reasonably be expected to be adverse to the interests of the Lenders, the General Agreement of Indemnity dated on or about the Phase II Effective Date between one or more Borrowers and the Crum & Forster Sureties,

     (c) further amending the Loan Agreement by deleting the first page of
Schedule 1.1B -Permitted Liens in its entirety and substituting therefor a new first page in the form of Exhibit A hereto.

     4. Consent to Sale and Leaseback of Miami, Florida Headquarters. Subject to the provisions of Section 5 of the Amendment, the Lenders hereby consent to (i) the sale by MasTec of its Real Estate located at 3155 N.W. 77th Avenue, Miami, Florida 33122, consisting of MasTec's chief executive office (the "Headquarters"), and certain office furniture and equipment currently used by MasTec and located on such Real Estate, to the extent the consummation of such sale would otherwise violate the provisions of Sections 8.7 and 8.9 of the Loan Agreement, and (ii) the subsequent leasing by MasTec of the Headquarters from the purchaser thereof to the extent the same would otherwise violate the provisions of Section 11.10 of the Loan Agreement; provided, that (i) such sale and leaseback is consummated by the Borrowers on or prior to December 16, 2002, (ii) MasTec receives gross cash proceeds from such sale in an aggregate amount not less than $3,900,000 (from which shall be deducted commissions, estimated taxes arising out of the sale and expenses of sale), (iii) the net cash proceeds of such sale (the amount of which shall be certified to the Administrative Agent, for the benefit of the Lenders, in writing, by the chief financial officer of MasTec promptly following completion of such sale) are paid by the purchaser by wire transfer to a Controlled Account to be applied to the outstanding Loans of the Borrowers, and (iv) MasTec furnishes to the Administrative Agent, for the benefit of the Lenders, such additional information with respect to such sale and leaseback as any Lender through the Administrative Agent may reasonably request. The Lenders hereby agree with the Borrowers that the value of the Real Estate so sold by MasTec shall not be counted against the aggregate amount of Collateral that may be disposed of pursuant to Section
8.7 of the Loan Agreement during Fiscal Year 2002. By its signature below, each Lender authorizes the Administrative Agent, and the Administrative
Agent agrees, at the Borrowers' expense, to execute and deliver appropriate release documents as reasonably requested by the Borrowers to evidence the release of the Liens of the Administrative Agent that affect such Real Estate.

     5. Conditions to Effectiveness.

     (a) The provisions of Sections 2 and 4 of this Amendment shall become effective on the date (the "Phase I Effective Date") on which the Administrative Agent shall have received (i) an amendment fee in the amount of $125,000 for the Ratable account of the Lenders, which fee is earned on such date and is not subject to refund or rebate of any kind whatsoever, and (ii) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

          (A) this Amendment duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent;

          (B) a certificate of the secretary or assistant secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower (or containing the certification of such secretary or assistant secretary that no amendment or modification of such articles or certificate of incorporation or bylaws has become effective since the last date on which such documents were last delivered to the Lenders), all corporate action, including shareholders' approval, if necessary, has been taken by such Borrower and/or its shareholders to authorize the execution, delivery and performance of this Amendment and to the further effect that the incumbency certificate most recently delivered to the Lenders remains in effect, unchanged;

          (C) a certificate of the president or chief financial officer of MasTec stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, both before and after giving effect to the Amendment,

          (1) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct on and as of the Phase I Effective Date, and

               (2) no Default or Event of Default exists; and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

          (D) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

     (b) The provisions of Section 3 of this Amendment shall become effective on the date (the "Phase II Effective Date") on which the Administrative Agent shall have received the following documents, each of which, unless otherwise indicated below, shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

     (i) on or prior to December 16, 2002, the Crum & Forster Intercreditor Agreement, duly executed and delivered by the Administrative Agent and the Crum & Forster Sureties and acknowledged by the Borrowers, in form and substance satisfactory to the Administrative Agent and the Lenders in their sole discretion (capitalized terms are used herein as defined in the Loan Agreement, after giving effect to this Amendment); and

     (ii) a certificate of the president or chief financial officer of MasTec stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, both before and after giving effect to the Amendment,

          (A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct on and as of the Phase II Effective Date, and

          (B) no Default or Event of Default exists; and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

     (iii) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

     6. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

          (a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

          (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

               (i) require any Governmental Approval that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

               (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders' or members' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

               (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

     7. Effect of Amendment. From and after the Phase I Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and at any time of determination be references to the Loan Agreement as amended by the then effective provisions of this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     8. Breach of Amendment. Any breach by the Borrowers of any representation, warranty or covenant contained herein shall constitute an Event of Default.

     9. Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

     10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles thereof.

     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     12. Further Assurances. The Borrowers agree to take such further actions as any Lender through the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     13. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     14. Waiver of Jury Trial. To the fullest extent permitted by applicable law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.




     IN WITNESS WHEREOF, the parties her eto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.



                                     FLEET CAPITAL CORPORATION,
                                     as Administrative Agent and as a Lender
                                     By:  /s/ Dennis S. Losin
                                     Name:  Dennis S. Losin
                                     Title: Sr. V.P.


                                     WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, as a Lender
                                     By:  /s/ Dan Denton
                                     Name:  Dan Denton
                                     Title: Vice President


                                     LASALLE BUSINESS CREDIT, INC.,
                                     as a Lender
                                     By:  /s/ Douglas Colletti
                                     Name:  Douglas Colletti
                                     Title: First Vice President


                                     JPMORGAN CHASE BANK, as a Lender
                                     By:  /s/ Robert Morrow
                                     Name:  Robert Morrow
                                     Title: Vice President


                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as a Lender
                                     By:  /s/ Alex M. Council IV
                                     Name:  Alex M. Council IV
                                     Title: Vice President



                                     BORROWERS:

                                     MASTEC, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     CHURCH & TOWER, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     CHURCH & TOWER ENVIRONMENTAL, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO

                                     CRUZ-CELL, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     DRESSER/AREIA CONSTRUCTION, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     FLAIRE INCORPORATED
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     GMR TELCOM, L.L.C.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     MASTEC INTEGRATION SYSTEMS, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     MASTEC NETWORK SERVICES, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO

                                     MASTEC NORTH AMERICA, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     MASTEC NORTH CAROLINA, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     MASTEC TELCOM & ELECTRICAL
                                     SERVICES, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     MASTEC VIRGINA, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     PHASECOM AMERICA, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     PROTEL IND., INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     RENEGADE OF IDAHO, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO

                                     S.S.S. CONSTRUCTION, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     UPPER VALLEY UTILITIES CORP.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     WILDE HOLDING CO., INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     WILDE ACQUISITION CO., INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     NORTHLAND CONTRACTING, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     WILDE OPTICAL SERVICE, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO_


                                     MASTEC FC, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO_


                                     MASTEC REAL ESTATE HOLDINGS, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO_


                                     MASTEC OF TEXAS, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO


                                     MASTEC TC, INC.
                                     By:  /s/ Donald Weinstein
                                     Name:  Donald Weinstein
                                     Title: EVP & CFO



Exhibit A to
Amendment No. 3
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                               SCHEDULE 1.1B

                              Permitted Liens
                              ---------------


1. Liens in favor of Fleet National Bank, N.A. as Agent under that certain Revolving Credit Agreement dated June 9, 1997 by and among MasTec, Inc. (the "Parent") and its Subsidiaries as amended (the "Existing Credit Facility"), which will be satisfied as of the Effective Date.

2. Liens in favor of the Bank of Nova Scotia (the "Bank") under that certain credit facility by and among the Bank and Phasecom Systems, Inc. (the "Borrower") dated June 29, 2001 (the "1st Canadian Facility").

3. Liens in favor of the Bank of Nova Scotia (the "Bank") under that certain credit facility by and among the Bank and Integral Power & Telecommunications Corporation, Ltd. (the "Borrower") dated June 29, 2001 (the "2nd Canadian Facility").

4. Liens in favor of Liberty Mutual Insurance Company (for itself and any of its affiliated issuers of Bonds (as defined therein), collectively, "Liberty") under that certain General Agreement of Indemnity dated April 27, 1999, securing up to $100,000,000 of surety bonds at any one time outstanding issued by Liberty from time to time for the benefit of one or more Borrowers, which Liens are subordinated to the Security Interest to the extent provided in the Intercreditor Agreement dated as of January 22, 2002 between Liberty Mutual Insurance Company (for itself and any of its affiliated issuers of Bonds (as defined therein)) and the Administrative Agent.

5. Liens in favor of the Crum & Forster Sureties, securing up to $125,000,000 of surety bonds at any one time outstanding issued by the Crum & Forster Sureties from time to time for the benefit of one or more Borrowers, which Liens are subordinated to the Security Interest to the extent provided in the Crum & Forster Intercreditor Agreement.

6. Attached summary - U.C.C. search results.